UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Aon plc

(Exact name of Registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland	D01 K0Y8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2023, Aon plc, an Irish public limited company (the “Company” or “Aon”), Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Acquirer”), and Randolph Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Acquirer (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NFP Intermediate Holdings A Corp., a Delaware corporation (“NFP”), and NFP Parent Co, LLC, a Delaware limited liability company (“NFP Seller”), pursuant to which Acquirer will acquire NFP for an aggregate purchase price of (i) up to $6.75 billion in cash (the “Cash Consideration”) and (ii) up to 21,966,256 class A ordinary shares, nominal value $0.01, in the capital of the Company (“Company Shares”, with such number of Company Shares being the “Share Consideration” and, together with the Cash Consideration, the “Transaction Consideration”), in each case, subject to certain adjustments as set forth in the Merger Agreement (the “Transaction”).

Completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. The Merger Agreement includes customary termination provisions for both Acquirer and NFP, including the right of either party to terminate the Merger Agreement if the closing has not occurred by December 19, 2024, (i) subject to a three month extension in the event that conditions relating to regulatory approvals have not been satisfied as of that date, (ii) if on such extended date the regulatory approvals remain unsatisfied, subject further to another three month extension and (iii) if on such further extension date the Marketing Period (as defined in the Merger Agreement) has started but not ended, subject further to the date that is three business days following the final day of the Marketing Period. If the Merger Agreement is terminated under certain circumstances relating to the failure to obtain required regulatory approvals, then the Acquirer has agreed to pay NFP a $250 million termination fee.

The Merger Agreement contains representations, warranties and covenants related to the Transaction that are customary for a transaction of this nature.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement for the purpose of allocating contractual risk between those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, Acquirer, NFP, NFP Seller or any of their respective subsidiaries or affiliates.

Item 7.01.	Regulation FD Disclosure.

On December 20, 2023, the Company and NFP Seller issued a joint press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

On December 20, 2023, the Company also provided supplemental information regarding the Transaction in connection with a presentation to investors. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

2.1*	Agreement and Plan of Merger, by and among Aon plc, Randolph Acquisition Corp., Randolph Merger Sub LLC, NFP Intermediate Holdings A Corp. and NFP Parent Co, LLC, dated as of December 19, 2023.

99.1	Joint Press Release, dated December 20, 2023.

99.2	Investor Presentation, dated December 20, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Aon hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that Aon may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed acquisition, including future financial and operating results and synergies, Aon’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed acquisition, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: the possibility that the proposed acquisition will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed acquisition, adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed acquisition, the failure to realize the expected benefits of the proposed acquisition (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed acquisition, negative effects of an announcement of the proposed acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed acquisition on the market price of Aon’s securities, significant transaction and integration costs or difficulties in connection with the proposed acquisition and/or unknown or inestimable liabilities, potential litigation associated with the proposed acquisition, the potential impact of the announcement or consummation of the proposed acquisition on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed acquisition.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2022 and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

Date: December 20, 2023	By:	/s/ Darren Zeidel
	Name:	Darren Zeidel
	Title:	Executive Vice President, General Counsel and Company Secretary